Exhibit 31

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002:

I, Robert Blagman, Chief Executive Officer, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Innovation Holdings, Inc., a Nevada corporation;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The small business issuer's other certifying officer (s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) and internal control over financial reporting (as defined in Exchange Act Rules 13a - 15 (f) and 15d -15(f) for the small business issuer and have:

       a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

       b)     [omitted pursuant to extended compliance period];


       c) Evaluated the effectiveness of the small business issuer's disclosure control, and procedures, and presented ion this report our conclusions about the effectiveness of the disclosure controls and procedures, as of this end of the period covered by this report based on such evaluation; and

       d) Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuers internal control over financial reporting; and

5. The small business issuer 's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's audit committee of the small business issuer's board of directors (or person's performing the equivalent functions):


       a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the small business issuer 's ability to record, process, summarize and report financial information; and

       b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.


Dated:     September 29, 2004                      By: /s/ Robert Blagman
                                                       -----------------------
                                                       Robert Blagman
                                                       Chief Executive Officer


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